Exhibit 99.1
FOR IMMEDIATE RELEASE

Contacts:
Gina Sorice	Tom Barth
Media Relations	Investor Relations
Akamai Technologies	Akamai Technologies
646-320-4107	617-274-7130
gsorice@akamai.com	tbarth@akamai.com

AKAMAI REPORTS SECOND QUARTER 2021 FINANCIAL RESULTS

Second quarter revenue of $853 million, up 7% year-over-year and up 5% when adjusted for foreign exchange*

Security Technology Group revenue of $325 million, up 25% year-over-year and up 22% when adjusted for foreign exchange*

Edge Technology Group revenue of $528 million, down 1% year-over-year and down 4% when adjusted for foreign exchange*

GAAP EPS of $0.94, down 4% year-over-year, and non-GAAP EPS* of $1.42, up 3% year-over-year

CAMBRIDGE, Mass. – August 3, 2021 – Akamai Technologies, Inc. (NASDAQ: AKAM), the world's most trusted solution for protecting and delivering digital experiences, today reported financial results for the second quarter ended June 30, 2021.

“Akamai’s excellent second quarter financial performance was highlighted by continued strong growth across our security solutions globally,” said Dr. Tom Leighton, Akamai's Chief Executive Officer. “As the internet has become increasingly critical to consumers and businesses, our customers have turned to us more than ever to power and protect exceptional online experiences.”

Akamai delivered the following financial results for the second quarter ended June 30, 2021:

Revenue: Revenue was $853 million, a 7% increase over second quarter 2020 revenue of $795 million and a 5% increase when adjusted for foreign exchange.*

Revenue by Product Group:

•Security Technology Group revenue was $325 million, up 25% year-over-year and up 22% when adjusted for foreign exchange*
•Edge Technology Group revenue was $528 million, down 1% year-over-year and down 4% when adjusted for foreign exchange*

Revenue by Geography:

•U.S. revenue was $450 million, up 1% year-over-year
•International revenue was $403 million, up 15% year-over-year and up 9% when adjusted for foreign exchange*

Income from operations: GAAP income from operations was $199 million, a 5% increase from second quarter 2020. GAAP operating margin for the second quarter was 23%, down 1 percentage point from the same period last year.

Non-GAAP income from operations* was $270 million, a 5% increase from second quarter 2020. Non-GAAP operating margin* for the second quarter was 32%, flat compared to the same period last year.

Net income: GAAP net income was $156 million, a 3% decrease from second quarter 2020. Non-GAAP net income* was $233 million, a 3% increase from second quarter 2020.

EPS: GAAP EPS was $0.94 per diluted share, a 4% decrease from second quarter 2020 and a 9% decrease when adjusted for foreign exchange.* Non-GAAP EPS was $1.42 per diluted share, a 3% increase from second quarter 2020 and a 1% decrease when adjusted for foreign exchange.*

Adjusted EBITDA*: Adjusted EBITDA* was $386 million, a 9% increase from second quarter 2020. Adjusted EBITDA margin* for the second quarter was 45%, flat compared to the same period last year.

Supplemental cash information: Cash from operations for the second quarter of 2021 was $378 million, or 44% of revenue. Cash, cash equivalents and marketable securities was $2.6 billion as of June 30, 2021.

Share repurchases: Akamai spent $96 million in the second quarter of 2021 to repurchase 0.9 million shares of its common stock at an average price of $110.51 per share. The Company had 163 million shares of common stock outstanding as of June 30, 2021.

*    See Use of Non-GAAP Financial Measures below for definitions

Quarterly Conference Call
Akamai will host a conference call today at 4:30 p.m. ET that can be accessed through 1-844-578-9671 (or 1-508-637-5655 for international calls) and using passcode 3968976. A live webcast of the call may be accessed at www.akamai.com in the Investor section. In addition, a replay of the call will be available for two weeks following the conference by calling 1-855-859-2056 (or 1-404-537-3406 for international calls) and using passcode 3968976. The archived webcast of this event may be accessed through the Akamai website.

About Akamai
Akamai secures and delivers digital experiences for the world’s largest companies. Akamai’s intelligent edge platform surrounds everything, from the enterprise to the cloud, so customers and their businesses can be fast, smart and secure. Top brands globally rely on Akamai to help them realize competitive advantage through agile solutions that extend the power of their multi-cloud architectures. Akamai keeps decisions, apps and experiences closer to users than anyone – and attacks and threats far away. Akamai’s portfolio of edge security, web and mobile performance, enterprise access and video delivery solutions is supported by unmatched customer service, analytics and 24/7/365 monitoring. To learn why the world’s top brands trust Akamai, visit www.akamai.com, blogs.akamai.com, or @Akamai on Twitter.

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$581,068	$352,917
Marketable securities	835,420	745,156
Accounts receivable, net	656,609	660,052
Prepaid expenses and other current assets	180,155	171,406
Total current assets	2,253,252	1,929,531
Marketable securities	1,164,620	1,398,802
Property and equipment, net	1,538,422	1,478,272
Operating lease right-of-use assets	830,022	793,945
Acquired intangible assets, net	217,519	234,724
Goodwill	1,685,859	1,674,371
Deferred income tax assets	99,634	106,918
Other assets	131,610	147,567
Total assets	$7,920,938	$7,764,130
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$93,465	$118,546
Accrued expenses	289,189	380,468
Deferred revenue	95,216	76,600
Operating lease liabilities	158,390	154,801
Other current liabilities	11,189	27,755
Total current liabilities	647,449	758,170
Deferred revenue	4,623	5,262
Deferred income tax liabilities	36,124	37,458
Convertible senior notes	1,941,113	1,906,707
Operating lease liabilities	733,523	715,404
Other liabilities	81,449	89,833
Total liabilities	3,444,281	3,512,834
Total stockholders' equity	4,476,657	4,251,296
Total liabilities and stockholders' equity	$7,920,938	$7,764,130

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenue	$852,824	$842,708	$794,715	$1,695,532	$1,559,017
Costs and operating expenses:
Cost of revenue(1) (2)	320,000	306,687	276,804	626,687	545,386
Research and development(1)	77,255	82,045	64,090	159,300	135,314
Sales and marketing(1)	111,894	116,354	123,469	228,248	247,255
General and administrative(1) (2)	134,295	136,715	129,709	271,010	257,070
Amortization of acquired intangible assets	12,060	11,427	10,381	23,487	20,815
Restructuring (benefit) charge	(2,114)	7,116	(167)	5,002	10,418
Total costs and operating expenses	653,390	660,344	604,286	1,313,734	1,216,258
Income from operations	199,434	182,364	190,429	381,798	342,759
Interest income	4,736	4,578	9,502	9,314	16,545
Interest expense	(18,037)	(17,834)	(17,249)	(35,871)	(34,454)
Other expense, net	(811)	(817)	(1,603)	(1,628)	(5,711)
Income before provision for income taxes	185,322	168,291	181,079	353,613	319,139
Provision for income taxes	(18,009)	(11,898)	(18,671)	(29,907)	(32,963)
Loss from equity method investment	(10,816)	(698)	(493)	(11,514)	(1,115)
Net income	$156,497	$155,695	$161,915	$312,192	$285,061

Net income per share:
Basic	$0.96	$0.95	$1.00	$1.91	$1.76
Diluted	$0.94	$0.94	$0.98	$1.88	$1.74

Shares used in per share calculations:
Basic	163,074	163,061	162,413	163,067	162,203
Diluted	166,263	165,688	164,768	165,976	164,226

(1)    Includes stock-based compensation (see supplemental table for figures)
(2)     Includes depreciation and amortization (see supplemental table for figures)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cash flows from operating activities:
Net income	$156,497	$155,695	$161,915	$312,192	$285,061
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	137,715	131,471	115,580	269,186	231,788
Stock-based compensation	50,481	54,305	49,191	104,786	96,684
Provision for deferred income taxes	5,461	1,764	14,282	7,225	11,394
Amortization of debt discount and issuance costs	16,460	16,257	15,677	32,717	31,310
Other non-cash reconciling items, net	12,428	1,226	2,752	13,654	14,804
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable	11,176	(15,580)	(31,633)	(4,404)	(105,546)
Prepaid expenses and other current assets	24,539	(35,388)	455	(10,849)	(9,979)
Accounts payable and accrued expenses	(10,073)	(72,986)	(19,944)	(83,059)	(47,402)
Deferred revenue	(7,345)	25,439	(5,647)	18,094	21,342
Other current liabilities	(15,514)	(716)	(2,043)	(16,230)	(1,115)
Other non-current assets and liabilities	(3,692)	(11,694)	(1,894)	(15,386)	(6,407)
Net cash provided by operating activities	378,133	249,793	298,691	627,926	521,934
Cash flows from investing activities:
Cash (paid) received for business acquisitions, net of cash acquired	—	(15,638)	—	(15,638)	106
Cash paid for asset acquisition	—	—	—	—	(36,376)
Purchases of property and equipment and capitalization of internal-use software development costs	(154,569)	(164,719)	(120,239)	(319,288)	(335,668)
Purchases of short- and long-term marketable securities	(291,957)	(90,279)	(452,737)	(382,236)	(842,516)
Proceeds from sales and maturities of short- and long-term marketable securities	287,297	234,149	483,184	521,446	1,014,000
Other non-current assets and liabilities	(391)	179	155	(212)	79
Net cash used in investing activities	(159,620)	(36,308)	(89,637)	(195,928)	(200,375)

AKAMAI TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS, continued

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Cash flows from financing activities:
Proceeds from the issuance of common stock under stock plans	9,712	21,410	10,259	31,122	29,805
Employee taxes paid related to net share settlement of stock-based awards	(12,314)	(63,946)	(13,095)	(76,260)	(63,930)
Repurchases of common stock	(96,175)	(58,241)	(27,330)	(154,416)	(107,880)
Other non-current assets and liabilities	(67)	—	—	(67)	—
Net cash used in financing activities	(98,844)	(100,777)	(30,166)	(199,621)	(142,005)
Effects of exchange rate changes on cash, cash equivalents and restricted cash	3,003	(7,151)	8,155	(4,148)	(828)
Net increase in cash, cash equivalents and restricted cash	122,672	105,557	187,043	228,229	178,726
Cash, cash equivalents and restricted cash at beginning of period	459,023	353,466	385,829	353,466	394,146
Cash, cash equivalents and restricted cash at end of period	$581,695	$459,023	$572,872	$581,695	$572,872

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY PRODUCT GROUP (1)

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Security Technology Group	$325,128	$310,219	$259,316	$635,347	$499,616
Edge Technology Group	527,696	532,489	535,399	1,060,185	1,059,401
Total revenue	$852,824	$842,708	$794,715	$1,695,532	$1,559,017
Revenue growth rates year-over-year:
Security Technology Group	25%	29%	27%	27%	27%
Edge Technology Group	(1)	2	7	—	4
Total revenue	7%	10%	13%	9%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Security Technology Group	22%	27%	28%	24%	28%
Edge Technology Group	(4)	—	8	(2)	5
Total revenue	5%	8%	14%	7%	11%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY GEOGRAPHY

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
U.S.	$449,553	$463,180	$443,668	$912,733	$872,598
International	403,271	379,528	351,047	782,799	686,419
Total revenue	$852,824	$842,708	$794,715	$1,695,532	$1,559,017
Revenue growth rates year-over-year:
U.S.	1%	8%	6%	5%	4%
International	15	13	22	14	19
Total revenue	7%	10%	13%	9%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
U.S.	1%	8%	6%	5%	4%
International	9	8	24	9	22
Total revenue	5%	8%	14%	7%	11%

(1) Effective March 1, 2021, Akamai reorganized into two groups: the Security Technology Group and the Edge Technology Group, which both utilize the Akamai Intelligent Edge Platform and its global sales organization. These groups are aligned with their product offerings. Revenue from the Security Technology Group was previously reported as revenue from Cloud Security Solutions, and revenue from the Edge Technology Group was previously reported as revenue from content delivery network (CDN) services and all other solutions.
(2) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE FROM INTERNET PLATFORM CUSTOMERS (1)

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Revenue from Internet Platform Customers	$63,634	$59,191	$50,752	$122,825	$95,454
Revenue excluding Internet Platform Customers	789,190	783,517	743,963	1,572,707	1,463,563
Total revenue	$852,824	$842,708	$794,715	$1,695,532	$1,559,017
Revenue growth rates year-over-year:
Revenue from Internet Platform Customers	25%	32%	10%	29%	2%
Revenue excluding Internet Platform Customers	6	9	13	7	11
Total revenue	7%	10%	13%	9%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Revenue from Internet Platform Customers	25%	32%	10%	29%	2%
Revenue excluding Internet Platform Customers	3	7	14	5	12
Total revenue	5%	8%	14%	7%	11%

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL REVENUE DATA – REVENUE BY DIVISION (3)

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020 (4)	June 30, 2021	June 30, 2020 (4)
Web Division	$431,521	$427,046	$401,071	$858,567	$803,821
Media and Carrier Division	421,303	415,662	393,644	836,965	755,196
Total revenue	$852,824	$842,708	$794,715	$1,695,532	$1,559,017
Revenue growth rates year-over-year:
Web Division	8%	6%	7%	7%	8%
Media and Carrier Division	7	15	19	11	13
Total revenue	7%	10%	13%	9%	10%
Revenue growth rates year-over-year, adjusted for the impact of foreign exchange rates(2):
Web Division	5%	4%	8%	4%	9%
Media and Carrier Division	5	13	20	9	14
Total revenue	5%	8%	14%	7%	11%

(1) Revenue from large Internet platform companies: Amazon, Apple, Facebook, Google, Microsoft and Netflix
(2) See Use of Non-GAAP Financial Measures below for a definition
(3) Prior to March 1, 2021, Akamai managed its business by division, which was a customer-focused reporting view that reflected revenue from customers that were managed by the division. Although Akamai no longer manages its business by division, the prior divisional view of revenue is provided for informational purposes.
(4) As of January 1, 2021, Akamai reassigned some of its customers between the Media and Carrier Division and the Web Division and revised historical results in order to reflect the most recent categorization and to provide a comparable view for all periods presented. As the purchasing patterns and required account expertise of customers change over time, Akamai may reassign a customer's division from one to another.

AKAMAI TECHNOLOGIES, INC.
SUPPLEMENTAL OPERATING EXPENSE DATA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
General and administrative expenses:
Payroll and related costs	$54,974	$56,450	$49,475	$111,424	$98,074
Stock-based compensation	16,123	16,362	15,377	32,485	29,334
Depreciation and amortization	20,489	20,909	20,654	41,398	41,119
Facilities-related costs	24,845	24,347	23,898	49,192	48,570
Provision (benefit) for doubtful accounts	971	(260)	2,893	711	5,092
Acquisition-related costs	140	64	62	204	138
Legal settlements	—	—	275	—	275
Professional fees and other expenses	16,753	18,843	17,075	35,596	34,468
Total general and administrative expenses	$134,295	$136,715	$129,709	$271,010	$257,070

General and administrative expenses–functional(1):
Global functions	$53,314	$55,799	$46,818	$109,113	$94,684
As a percentage of revenue	6%	7%	6%	6%	6%
Infrastructure	79,878	81,109	79,677	160,987	156,897
As a percentage of revenue	9%	10%	10%	9%	10%
Other	1,103	(193)	3,214	910	5,489
Total general and administrative expenses	$134,295	$136,715	$129,709	$271,010	$257,070
As a percentage of revenue	16%	16%	16%	16%	16%

Stock-based compensation:
Cost of revenue	$6,874	$7,096	$6,254	$13,970	$11,990
Research and development	15,937	18,369	11,549	34,306	23,614
Sales and marketing	11,547	12,478	16,011	24,025	31,746
General and administrative	16,123	16,362	15,377	32,485	29,334
Total stock-based compensation	$50,481	$54,305	$49,191	$104,786	$96,684

(1) Global functions expense includes payroll, stock-based compensation and other employee-related costs for administrative functions, including finance, purchasing, order entry, human resources, legal, information technology and executive personnel, as well as third-party professional service fees. Infrastructure expense includes payroll, stock-based compensation and other employee-related costs for our network infrastructure functions, as well as facility rent expense, depreciation and amortization of facility and IT-related assets, software and software-related costs, business insurance and taxes. Our network infrastructure function is responsible for network planning, sourcing, architecture evaluation and platform security. Other expense includes acquisition-related costs, provision for doubtful accounts and legal settlements.

AKAMAI TECHNOLOGIES, INC.
OTHER SUPPLEMENTAL DATA

	Three Months Ended			Six Months Ended
(in thousands, except end of period statistics)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Depreciation and amortization:
Network-related depreciation	$55,601	$51,896	$38,806	$107,497	$75,203
Capitalized internal-use software development amortization	40,426	39,223	38,164	79,649	78,933
Other depreciation and amortization	19,833	20,365	20,193	40,198	40,212
Depreciation of property and equipment	115,860	111,484	97,163	227,344	194,348
Capitalized stock-based compensation amortization(1)	8,916	7,693	7,185	16,609	14,816
Capitalized interest expense amortization(1)	879	867	851	1,746	1,809
Amortization of acquired intangible assets	12,060	11,427	10,381	23,487	20,815
Total depreciation and amortization	$137,715	$131,471	$115,580	$269,186	$231,788

Capital expenditures, excluding stock-based compensation and interest expense(2)(3):
Purchases of property and equipment	$81,655	$94,998	$142,310	$176,653	$227,109
Capitalized internal-use software development costs	56,574	55,065	53,692	111,639	104,601
Total capital expenditures, excluding stock-based compensation and interest expense	$138,229	$150,063	$196,002	$288,292	$331,710

End of period statistics:
Number of employees	8,275	8,300	7,951

(1) Amortization of capitalized stock-based compensation and interest expense in this table excludes amortization of capitalized stock-based compensation and interest expense capitalized as part of the implementation of cloud-computing arrangements. However, the amounts are included in our total amortization of capitalized stock-based compensation and interest expense that is excluded from our non-GAAP measures (see reconciliations of GAAP to non-GAAP measures).
(2) Capital expenditures presented in this table are reported on an accrual basis, which differs from the cash-basis presentation in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end.
(3) See Use of Non-GAAP Financial Measures below for a definition

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP INCOME FROM OPERATIONS AND NET INCOME

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Income from operations	$199,434	$182,364	$190,429	$381,798	$342,759
GAAP operating margin	23%	22%	24%	23%	22%
Amortization of acquired intangible assets	12,060	11,427	10,381	23,487	20,815
Stock-based compensation	50,481	54,305	49,191	104,786	96,684
Amortization of capitalized stock-based compensation and capitalized interest expense	9,840	8,598	8,038	18,438	16,627
Restructuring (benefit) charge	(2,114)	7,116	(167)	5,002	10,418
Acquisition-related costs	140	64	62	204	138
Legal settlements	—	—	275	—	275
Operating adjustments	70,407	81,510	67,780	151,917	144,957
Non-GAAP income from operations	$269,841	$263,874	$258,209	$533,715	$487,716
Non-GAAP operating margin	32%	31%	32%	31%	31%

Net income	$156,497	$155,695	$161,915	$312,192	$285,061
Operating adjustments (from above)	70,407	81,510	67,780	151,917	144,957
Amortization of debt discount and issuance costs	16,460	16,257	15,677	32,717	31,310
Loss from equity method investment	10,816	698	493	11,514	1,115
Income tax-effect of above non-GAAP adjustments and certain discrete tax items	(21,428)	(26,346)	(19,347)	(47,774)	(39,792)
Non-GAAP net income	$232,752	$227,814	$226,518	$460,566	$422,651

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP NET INCOME PER DILUTED SHARE

	Three Months Ended			Six Months Ended
(in thousands, except per share data)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
GAAP net income per diluted share	$0.94	$0.94	$0.98	$1.88	$1.74
Adjustments to net income:
Amortization of acquired intangible assets	0.07	0.07	0.06	0.14	0.13
Stock-based compensation	0.30	0.33	0.30	0.63	0.59
Amortization of capitalized stock-based compensation and capitalized interest expense	0.06	0.05	0.05	0.11	0.10
Restructuring (benefit) charge	(0.01)	0.04	—	0.03	0.06
Acquisition-related costs	—	—	—	—	—
Legal settlements	—	—	—	—	—
Amortization of debt discount and issuance costs	0.10	0.10	0.10	0.20	0.19
Loss from equity method investment	0.07	—	—	0.07	0.01
Income tax effect of above non-GAAP adjustments and certain discrete tax items	(0.13)	(0.16)	(0.12)	(0.29)	(0.24)
Adjustment for shares(1)	0.02	0.01	0.01	0.03	0.01
Non-GAAP net income per diluted share	$1.42	$1.38	$1.38	$2.80	$2.58

Shares used in GAAP per diluted share calculations	166,263	165,688	164,768	165,976	164,226
Impact of benefit from note hedge transactions(1)	(1,782)	(954)	(653)	(1,369)	(326)
Shares used in non-GAAP per diluted share calculations(1)	164,481	164,734	164,115	164,607	163,900

(1) Shares used in non-GAAP per diluted share calculations have been adjusted for the periods presented for the benefit of Akamai's note hedge transactions. During the periods presented Akamai's average stock price was in excess of $95.10, which is the initial conversion price of Akamai's convertible senior notes due in 2025. See Use of Non-GAAP Financial Measures below for further definition.

AKAMAI TECHNOLOGIES, INC.
RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

	Three Months Ended			Six Months Ended
(in thousands)	June 30, 2021	March 31, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net income	$156,497	$155,695	$161,915	$312,192	$285,061
Interest income	(4,736)	(4,578)	(9,502)	(9,314)	(16,545)
Provision for income taxes	18,009	11,898	18,671	29,907	32,963
Depreciation and amortization	115,860	111,484	97,163	227,344	194,348
Amortization of capitalized stock-based compensation and capitalized interest expense	9,840	8,598	8,038	18,438	16,627
Amortization of acquired intangible assets	12,060	11,427	10,381	23,487	20,815
Stock-based compensation	50,481	54,305	49,191	104,786	96,684
Restructuring (benefit) charge	(2,114)	7,116	(167)	5,002	10,418
Acquisition-related costs	140	64	62	204	138
Legal settlements	—	—	275	—	275
Interest expense	18,037	17,834	17,249	35,871	34,454
Loss from equity method investment	10,816	698	493	11,514	1,115
Other expense, net	811	817	1,603	1,628	5,711
Adjusted EBITDA	$385,701	$375,358	$355,372	$761,059	$682,064
Adjusted EBITDA margin	45%	45%	45%	45%	44%

Use of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), Akamai provides additional financial metrics that are not prepared in accordance with GAAP (non-GAAP). Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision making, for planning and forecasting purposes, to measure executive compensation and to evaluate Akamai's financial performance. These non-GAAP financial measures are non-GAAP income from operations, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per diluted share, Adjusted EBITDA, Adjusted EBITDA margin, capital expenditures and impact of foreign currency exchange rates, as discussed below.

Management believes that these non-GAAP financial measures reflect Akamai's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparison of financial results across accounting periods and to those of our peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate Akamai's operating results and future prospects in the same manner as management. These non-GAAP financial measures may exclude expenses and gains that may be unusual in nature, infrequent or not reflective of Akamai's ongoing operating results.

The non-GAAP financial measures do not replace the presentation of Akamai's GAAP financial results and should only be used as a supplement to, not as a substitute for, Akamai's financial results presented in accordance with GAAP. Akamai has provided a reconciliation of each non-GAAP financial measure used in its financial reporting and investor presentations to the most directly comparable GAAP financial measure. This reconciliation captioned “Reconciliation of GAAP to Non-GAAP Financial Measures” can be found on the Investor Relations section of Akamai's website.

The non-GAAP adjustments, and Akamai's basis for excluding them from non-GAAP financial measures, are outlined below:

•Amortization of acquired intangible assets – Akamai has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions Akamai has made. The amount of an acquisition's purchase price allocated to intangible assets and term of its related amortization can vary significantly and is unique to each acquisition; therefore, Akamai excludes amortization of acquired intangible assets from its non-GAAP financial measures to provide investors with a consistent basis for comparing pre- and post-acquisition operating results.

•Stock-based compensation and amortization of capitalized stock-based compensation – Although stock-based compensation is an important aspect of the compensation paid to Akamai's employees, the grant date fair value varies based on the stock price at the time of grant, varying valuation methodologies, subjective assumptions and the variety of award types. This makes the comparison of Akamai's current financial results to previous and future periods difficult to interpret; therefore, Akamai believes it is useful to exclude stock-based compensation and amortization of capitalized stock-based compensation from its non-GAAP financial measures in order to highlight the performance of Akamai's core business and to be consistent with the way many investors evaluate its performance and compare its operating results to peer companies.

•Acquisition-related costs – Acquisition-related costs include transaction fees, advisory fees, due diligence costs and other direct costs associated with strategic activities. In addition, subsequent adjustments to Akamai's initial estimated amounts of contingent consideration and indemnification associated with specific acquisitions are included within acquisition-related costs. These amounts are impacted by the timing and size of the acquisitions. Akamai excludes acquisition-related costs from its non-GAAP financial measures to provide a useful comparison of Akamai's operating results to prior periods and to its peer companies because such amounts vary significantly based on the magnitude of the acquisition transactions and do not reflect Akamai's core operations.

•Restructuring charges – Akamai has incurred restructuring charges that are included in its GAAP financial statements, primarily related to workforce reductions and charges associated with exiting facility lease commitments. Akamai excludes these items from its non-GAAP financial measures when evaluating its continuing business performance as such items vary significantly based on the magnitude of the restructuring action and do not reflect expected future operating expenses. In addition, these charges do not necessarily provide meaningful insight into the fundamentals of current or past operations of its business.

•Amortization of debt discount and issuance costs and amortization of capitalized interest expense – In August 2019, Akamai issued $1,150 million of convertible senior notes due 2027 with a coupon interest rate of 0.375%. In May 2018, Akamai issued $1,150 million of convertible senior notes due 2025 with a coupon interest rate of 0.125%. The imputed interest rates of these convertible senior notes were 3.10% and 4.26%, respectively. This is a result of the debt discounts recorded for the conversion features that are required to be separately accounted for as equity under GAAP, thereby reducing the carrying value of the convertible debt instruments. The debt discounts are amortized as interest expense together with the issuance costs of the debt. The interest expense excluded from Akamai's non-GAAP results is comprised of these non-cash components and is excluded from management's assessment of the company's operating performance because management believes the non-cash expense is not representative of ongoing operating performance.

•Gains and losses on investments – Akamai has recorded gains and losses from the disposition, changes to fair value and impairment of certain investments. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to these gains and losses are not representative of Akamai's core business operations and ongoing operating performance.

•Legal settlements – Akamai has incurred losses related to the settlement of legal matters. Akamai believes excluding these amounts from its non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of Akamai's core business operations.

•Endowment of Akamai Foundation – Akamai has incurred expenses to endow the Akamai Foundation, a private corporate foundation dedicated to encouraging the next generation of technology innovators by supporting math and science education. Akamai's first endowment was in 2018 to enable a permanent endowment for the Akamai Foundation to allow it to expand its reach. In the fourth quarter of 2020 Akamai supplemented the endowment to enable specific initiatives to increase diversity in the technology industry. Akamai believes excluding these amounts from non-GAAP financial measures is useful to investors as these infrequent and nearly one-time expenses are not representative of its core business operations.

•Income and losses from equity method investment – Akamai records income or losses on its share of earnings and losses from its equity method investment. Akamai excludes such income and losses because it does not direct control over the operations of the investment and the related income and losses are not representative of its core business operations.

•Income tax effect of non-GAAP adjustments and certain discrete tax items – The non-GAAP adjustments described above are reported on a pre-tax basis. The income tax effect of non-GAAP adjustments is the difference between GAAP and non-GAAP income tax expense. Non-GAAP income tax expense is computed on non-GAAP pre-tax income (GAAP pre-tax income adjusted for non-GAAP adjustments) and excludes certain discrete tax items (such as recording or releasing of valuation allowances), if any. Akamai believes that applying the non-GAAP adjustments and their related income tax effect allows Akamai to highlight income attributable to its core operations.

Akamai's definitions of its non-GAAP financial measures are outlined below:

Non-GAAP income from operations – GAAP income from operations adjusted for the following items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; amortization of capitalized interest expense; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs incurred related to endowments to the Akamai Foundation; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP operating margin – Non-GAAP income from operations stated as a percentage of revenue.

Non-GAAP net income – GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs incurred related to endowments to the Akamai Foundation; amortization of debt discount and issuance costs; amortization of capitalized interest expense; certain gains and losses on investments; income and losses from equity method investment; and other non-recurring or unusual items that may arise from time to time.

Non-GAAP net income per diluted share – Non-GAAP net income divided by weighted average diluted common shares outstanding. Diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of $1,150 million of convertible senior notes due 2027 and 2025, respectively. Under GAAP, shares delivered under hedge transactions are not considered offsetting shares in the fully-diluted share calculation until they are delivered. However, the company would receive a benefit from the note hedge transactions and would not allow the dilution to occur, so management believes that adjusting for this benefit provides a meaningful view of operating performance. With respect to the convertible senior notes due in each of 2027 and 2025, unless Akamai's weighted average stock price is greater than $116.18 and $95.10, respectively, the initial conversion price, there will be no difference between GAAP and non-GAAP diluted weighted average common shares outstanding.

Adjusted EBITDA – GAAP net income excluding the following items: interest income; income taxes; depreciation and amortization of tangible and intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; restructuring charges; gains and losses on legal settlements; costs incurred related to endowments to the Akamai Foundation; foreign exchange gains and losses; interest expense; amortization of capitalized interest expense; certain gains and losses on investments; income and losses on equity method investment; and other non-recurring or unusual items that may arise from time to time.

Adjusted EBITDA margin – Adjusted EBITDA stated as a percentage of revenue.

Capital expenditures, or capex, excluding stock-based compensation and interest expense – Purchases of property and equipment and capitalization of internal-use software development costs presented on an accrual basis, which differs from the cash-basis presentation included in the statements of cash flows. The primary difference between the two is the change in purchases of property and equipment and capitalization of internal-use software development costs accrued for, but not paid, at period end versus prior periods.

Impact of foreign currency exchange rate – Revenue and earnings from international operations have historically been an important contributor to Akamai's financial results. Consequently, Akamai's financial results have been impacted, and management expects they will continue to be impacted, by fluctuations in foreign currency exchange rates. For example, when the local currencies of our foreign subsidiaries weaken, our consolidated results stated in U.S. dollars are negatively impacted.

Because exchange rates are a meaningful factor in understanding period-to-period comparisons, management believes the presentation of the impact of foreign currency exchange rates on revenue and earnings enhances the understanding of our financial results and evaluation of performance in comparison to prior periods. The dollar impact of changes in foreign currency exchange rates presented is calculated by translating current period results using monthly average foreign currency exchange rates from the comparative period and comparing them to the reported amount. The percentage change at constant currency presented is calculated by comparing the prior period amounts as reported and the current period amounts translated using the same monthly average foreign currency exchange rates from the comparative period.

Akamai Statement Under the Private Securities Litigation Reform Act
This release and/or our quarterly earnings conference call scheduled for later today contain information about future expectations, plans and prospects of Akamai's management that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995, including statements about expected future financial performance. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors including, but not limited to, inability to continue to generate cash at the same level as prior years; failure to realize the expected benefits from our announced reorganization; failure of our investments in innovation to generate solutions that are accepted in the market; inability to increase our revenue at the same rate as in the past and keep our expenses from increasing at a greater rate than our revenues; impact of the COVID-19 pandemic; delay in developing or failure to develop new service offerings or functionalities, and if developed, lack of market acceptance of such service offerings and functionalities or failure of such solutions to operate as expected, and other factors that are discussed in the Company's Annual Report on Form 10-K, quarterly reports on Form 10-Q, and other documents periodically filed with the SEC.

In addition, the statements in this press release and on such call represent Akamai's expectations and beliefs as of the date of this press release. Akamai anticipates that subsequent events and developments may cause these expectations and beliefs to change. However, while Akamai may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Akamai's expectations or beliefs as of any date subsequent to the date of this press release.